UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 31, 2017

Date of Report (date of earliest event reported)

GME Innotainment, Inc.

(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54446 (Commission File Number)	59-2318378 (IRS Employer Identification No.)

102 S TEJON ST STE 1100

COLORADO SPRINGS, CO 80903-2253

(Address of principal executive offices) (Zip Code)

719-629-7239

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 4.01  Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

a. On July 24, 2015, Stevenson & Co CPAs (“STEVENSON”) was appointed as the Company’s independent accountant. Effective as of June 13, 2017, STEVENSON resigned.

b. STEVENSON did not issue any reports on the financial statements of the Company.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period through June 13, 2017, to the Company’s knowledge, there have been no disagreements with STEVENSON on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of STEVENSON, would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized STEVENSON to respond fully to the inquiries of the successor accountant.

e. During the interim period through June 13, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f. The Company provided a copy of the foregoing disclosures to STEVENSON prior to the date of the filing of this Report and requested that STEVENSON furnish a letter addressed to the Securities & Exchange Commission. Such letter is filed with this 8-K as Exhibit 16.1.

(2) New Independent Accountants:

a. On May 31, 2017, the Company engaged Anton & Chia, LLC of Newport Beach, California, as its new registered independent public accountant. During the years ended December 31, 2016, and 2015, and prior to May 31, 2017 (the date of the new engagement), we did not consult with Anton & Chia, LLC regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Anton & Chia, LLC, in either case where written or oral advice provided by Anton & Chia, LLC would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01  Financial Statement and Exhibits.

16.1	Letter from Stevenson & Co. CPAs dated June 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017	By:	GME Innotainment, Inc. /s/ Lisa Demmons
Lisa Demmons Chief Executive Officer